UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 11, 2025

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street
New York, New York 10055
(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 11, 2025.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	31,952,211
	Against	942,819
	Abstain	19,833
	Broker non-votes	3,908,162

Pamela G. Carlton	For	32,100,404
	Against	760,340
	Abstain	54,119
	Broker non-votes	3,908,162

Ellen V. Futter	For	32,203,777
	Against	656,370
	Abstain	54,716
	Broker non-votes	3,908,162

Gail B. Harris	For	29,913,398
	Against	2,981,708
	Abstain	19,757
	Broker non-votes	3,908,162

Robert B. Millard	For	31,436,907
	Against	1,458,124
	Abstain	19,832
	Broker non-votes	3,908,162

Willard J. Overlock, Jr.	For	32,307,819
	Against	587,224
	Abstain	19,820
	Broker non-votes	3,908,162

Sir Simon M. Robertson	For	31,985,831
	Against	909,194
	Abstain	19,838
	Broker non-votes	3,908,162

John S. Weinberg	For	31,841,076
	Against	1,053,972
	Abstain	19,815
	Broker non-votes	3,908,162

William J. Wheeler	For	32,161,421
	Against	733,630
	Abstain	19,812
	Broker non-votes	3,908,162

Sarah K. Williamson	For	32,443,302
	Against	451,849
	Abstain	19,712
	Broker non-votes	3,908,162

2. The non-binding, advisory vote to approve executive compensation of Evercore’s named executive officers (“say-on-pay”) was approved based upon the following final tabulation of votes:

For	31,060,483
Against	1,811,426
Abstain	42,954
Broker non-votes	3,908,162

3. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2024 was ratified, based upon the following final tabulation of votes:

For	36,225,340
Against	578,051
Abstain	19,634
Broker non-votes	N/A

(c) Not applicable.

(d) Not applicable.

Item 9.01	Submission of Matters to a Vote of Security Holders.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data is formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 13, 2025